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                                                                    Exhibit 23.5

                        MANN, ARMISTEAD & EPPERSON, LTD.
                        INVESTMENT BANKERS and ADVISORS

                          CONSENT OF FINANCIAL ADVISOR

                                           December 14, 1999

We hereby consent to the use in this Registration Statement on Form S-4 of La-Z-Boy Incorporated of our fairness opinion addressed to the Board of Directors of LADD Furniture, Inc. dated September 28, 1999.

                                    Sincerely,

                                    MANN, ARMISTEAD & EPPERSON, LTD.

                                    /s/ Mann, Armistead & Epperson, Ltd.